Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uranium Hunter Corporation (the “Company”) on Form 10-KSB for the period ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 29, 2008	By:	/s/ Ghaith Qamheiah
Ghaith Qamheiah,
President and Chief Executive Officer
(Principal Executive Officer)

Dated:	December 29, 2008	By:	/s/ Rakesh Malhotra
Rakesh Malhotra,
Chief Financial Officer
(Principal Financial Officer)